UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

Harbor Custom Development, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-39266	46-4827436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Pacific Avenue, Suite 1200

Tacoma, WA 98402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (253) 649-0636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	HCDI*	The Nasdaq Stock Market LLC
8% Series A Cumulative Convertible Preferred Stock	HCDIP*	The Nasdaq Stock Market LLC
Warrants	HCDIW*	The Nasdaq Stock Market LLC
Warrants	HCDIZ*	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* As of the date of this filing, Form 25-NSE to remove our securities from being listed on Nasdaq has not yet been filed with the Commission.

Item 8.01. Other Events

Delisting from Nasdaq

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Commission on December 15, 2023, on December 12, 2023, the Company received a written notification (the “Staff Delisting Determination”) from the Listing Qualifications Department of the NASDAQ Stock Market LLC (“Nasdaq”) notifying the Company that unless it appealed Nasdaq’s delisting determination, (i) Nasdaq would suspend trading of the Company’s common stock, preferred stock, and warrants (HCDI, HCDIP, HCDIW, and HCDIZ) at the opening of trading on December 21, 2023 and (ii) Nasdaq would schedule the Company’s securities for delisting and file a Form 25-NSE with the Commission in order to remove such securities from being listed on Nasdaq. Due to the Company’s ongoing Bankruptcy Petition for reorganization under Chapter 11 of the United States Bankruptcy Code, the Company decided not to file an appeal before a Nasdaq Hearings Panel. As a result, the Company’s securities were suspended from trading on Nasdaq at the opening of trading on December 21, 2023.

On December 20, 2023, the Company received a notice from FINRA’s Department of Market Operations (the “FINRA Notice”) informing the Company that the trading symbols HCDIQ, HCDPQ, HCDWQ, and HCDZQ have been assigned to the Company’s common stock, preferred stock, and warrants, respectively, and that as of December 21, 2023, the Company’s aforementioned securities would be quoted and traded in the market for unlisted securities (i.e., the “over-the-counter market”). As a result, trading of such securities commenced on OTC Pink Current Information on December 21, 2023 under the trading symbols HCDIQ, HCDPQ, HCDWQ, and HCDZQ.

Additional Information on the Chapter 11 Cases

Court filings and information about the Case, including the Order, can be found at https://cases.creditorinfo.com/hcdi. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harbor Custom Development, Inc.

Date: December 27, 2023	By:	/s/ Jeff Habersetzer
Jeff Habersetzer
Interim Chief Executive Officer and Interim President